Financial risk management - Summary of Analysis of Current ratio and liabilities to assets ratio (Detail) ¥ in Thousands, $ in Thousands	Dec. 31, 2022 CNY (¥)	Dec. 31, 2022 USD ($)	Dec. 31, 2021 CNY (¥)
Disclosure In Tabular Form Of Analysis Of Net Debt [Line Items]
Total current assets	¥ 930,790	$ 134,952	¥ 152,778
Total current liabilities	192,141	27,860	136,087
Total assets	1,105,935	160,346	178,092
Total liabilities	¥ 667,061	$ 96,717	¥ 148,653
Current Ratio	4.84	4.84	1.12
Liabilities to assets ratio	0.6	0.6	0.83